UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

Service Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term “the Company” refers to Service Properties Trust.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the Company’s annual meeting of shareholders held on June 13, 2025 (the “Annual Meeting”), the Company’s shareholders approved the Service Properties Trust Second Amended and Restated 2012 Equity Compensation Plan (the “Share Award Plan”), which amended and restated the predecessor Amended and Restated 2012 Equity Compensation Plan to increase by 3,100,000 the total number of common shares of beneficial interest, $.01 par value per share, available for grant under the plan and to extend the term of the plan until June 13, 2035, the tenth anniversary of the Annual Meeting. The Company’s Trustees and officers, employees of The RMR Group LLC, consultants, advisors or other persons or entities providing management, administrative or other services to us or to the Company’s subsidiaries are eligible to receive awards under the Share Award Plan.

A copy of the Share Award Plan that was approved by the Company’s shareholders was included as Annex A to the Company’s proxy statement for the Annual Meeting, which proxy statement was filed with the Securities and Exchange Commission (the “SEC”), on March 26, 2025 (the “2025 Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Share Award Plan are described in detail in the 2025 Proxy Statement. The foregoing description of the Share Award Plan is qualified in its entirety by the terms of the Share Award Plan. A copy of the Share Award Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of seven Trustees to the Company’s Board of Trustees each for a one year term of office continuing until the Company’s 2026 annual meeting of shareholders and until her, his or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Against	Abstain	Broker Non-Votes
Laurie B. Burns	98,102,146	8,651,977	900,520	17,617,525
Robert E. Cramer	69,672,586	37,061,902	920,155	17,617,525
Donna D. Fraiche	82,176,574	24,509,287	968,782	17,617,525
William A. Lamkin	97,613,169	9,121,040	920,434	17,617,525
Rajan C. Penkar	98,365,595	8,386,369	902,679	17,617,525
Christopher J. Bilotto	99,792,582	6,972,325	889,736	17,617,525
Adam Portnoy	73,103,501	34,437,213	113,929	17,617,525

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the 2025 Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
102,239,867	5,053,254	361,522	17,617,525

As described above in Item 5.02, the Company’s shareholders also voted on the approval of the Share Award Plan. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
103,969,572	3,301,905	383,166	17,617,525

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2025 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
124,276,638	778,720	216,810	N/A

The results reported above are final voting results.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Service Properties Trust Second Amended and Restated 2012 Equity Compensation Plan (Filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Date:  June 16, 2025